Supplement Dated January 2, 2026
To The Updating Summary Prospectuses Dated April 28, 2025 For

JACKSON MARKET LINK PRO®, JACKSON MARKET LINK PRO® ADVISORY,
JACKSON MARKET LINK PRO® II, JACKSON MARKET LINK PRO® ADVISORY II
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company®

JACKSON MARKET LINK PRO® II and JACKSON MARKET LINK PRO® ADVISORY II
SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITIES

Issued by
Jackson National Life Insurance Company of New York®

This supplement updates the above-referenced updating summary prospectuses. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of an updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com. For Jackson of NY contracts, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective January 1, 2026, the current Fixed Account Minimum Interest Rate is now equal to 2.40%. To reflect this change, the Updating Summary Prospectus has been revised as follows:
➢ In Appendix A: Investment Options Available Under the Contract, all references to the Minimum Guaranteed Interest Rate for all Fixed Account Options are revised to 2.40%.

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(To be used with JMR24800USP 04/25, JMR24801USP 04/25, RPR00001USP 04/25, RPR00002USP 04/25, RPR00003NYUSP 04/25, and RPR00004NYUSP 04/25)

RPS00135 01/26